Vincent J. Delie, Jr.
President and Chief Executive Officer
Vincent J. Calabrese, Jr.
Chief Financial Officer
F.N.B. Corporation
Investor Presentation
Second Quarter 2012
Dated: September 13, 2012
Exhibit 99.1

Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements” relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B. Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins; (3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions;
(4) general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S. government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation’s financial operations or customers; (7) changes in the securities markets; (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission; (9) housing prices; (10) job market; (11) consumer confidence and spending habits; (12) estimates of fair value of certain F.N.B. Corporation assets and liabilities or (13) the effects of current, pending and future legislation, regulation and regulatory actions.  F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the
Corporation provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses.  The Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance.  In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP.  The required presentations and reconciliations are contained herein and can be found at our website, www.fnbcorporation.com, under “Shareholder and Investor Relations” by clicking on “Non-
GAAP Reconciliation.”
The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's
peers.   While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with
GAAP.  The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.  This information should be reviewed in conjunction with the Corporation’s financial results disclosed on  July 24, 2012 and in its periodic filings with the Securities and Exchange Commission.

3 F.N.B. Corporation

Key Facts

Attractive Footprint
–#3 Market Share in the Pittsburgh MSA
–Banking locations network spanning 45 counties
–Market Cap of $1.6 Billion
–Member S&P SmallCap 600 Index
Fourth Largest Pennsylvania-Based Bank
–Assets
$11.8 Billion
–Loans
$7.9 Billion
–Deposits
$9.8 Billion
–Banking Locations
266
–Consumer Finance Locations
69
–Headquarters
Hermitage, PA
Diverse Fee Income Sources with
Complementary Business Lines
–Business and Personal Banking
–Wealth Management
–Insurance
–Commercial Equipment Leasing
–Merchant Banking
•
First National Bank Location
Ohio
Pennsylvania
NYSE Listed
Diversified Financial Institution with a Network of Banking Locations
Spanning 45 Counties in Pennsylvania, Northeastern Ohio and West Virginia

Key Investment Considerations

Strong Performance
Positioning for Sustained Growth
1. Experienced leadership, compelling core competencies and a sustainable business model
2. Clear market position strategy
3. Strong operating results
4. Ongoing reposition and reinvest focus
5. Proven and disciplined acquisition strategy
6. Investment thesis and high quality earnings creates P/E expansion opportunity

Years of
Banking
Experience Joined FNB Prior Experience
President and CEO
Vincent J. Delie, Jr. 25 2005 National City
President, First National Bank
John C. Williams, Jr. 41 2008 National City, Mellon Bank
Chief Financial Officer
Vincent J. Calabrese, Jr. 24 2007 People’s United
Chief Credit Officer
Gary L. Guerrieri 26 2002 FNB, Promistar
Leadership

Experienced and respected executive management team

Core Competencies

Proven success and solid foundation for sustainable growth opportunities
(1) Organic, linked-quarter growth for the Pennsylvania commercial portfolio; (2) As of June 30, 2012; (3) Represents C&I and owner-occupied CRE
Core
Competency
Proven Sustainable
Commercial
Bank - Strong
C&I Focus
2Q12 marks thirteen consecutive quarters of organic commercial loan growth
(1)
C&I loan portfolio comprises 34% of the total loan portfolio
(2)(3)
People: Experienced team
of bankers built over the
past several years
Process: Proprietary, cross-
functional and enterprise-
wide sales management
process
Positioning: Attractively
positioned in markets with
significant growth potential
Products: Unique ability to
deliver a sophisticated
product set while
maintaining a local,
community bank culture
Consumer
Product
Distribution
Strong cross-functional and cross-sell focus
Customer-based funding comprises 98% of total deposits and
borrowings
(2)
Low Risk Profile
Operating
Strategy
Balance growth strategy with a low risk profile
Consistent, better-than-peers asset quality results
Stable net interest margin
Proven,
Disciplined,
Strategic
Acquirer
Nine bank acquisitions completed since 2002 with two completed since the beginning of 2011
Acquisition evaluation guided by disciplined capital recoupment and operating EPS accretion hurdles
Well-positioned in strategically important markets

Sustainable Business Model

Sustainable Business Model
Disciplined Risk
Management
Maintain low risk
profile
Target neutral interest
rate risk position
Fund loan growth with
deposits
Adhere to consistent
underwriting and
pricing standards
Maintain rigid
expense control
Efficient capital
management
Growth
Oriented
Organic growth driven
by:
Investments in
people, product
development, high-
growth potential
market segments
Acquisition-related
growth:
FNB
Culture
Attract, retain and
develop top talent
Foster a strong cross-
sell environment
Holistic incentive
compensation
structure supports
cross-functional focus
Regularly monitor
external and internal
service excellence,
quality and
satisfaction
Recognize
accomplishments and
innovation
Shareholder
Value
Disciplined, growth
oriented focus guided
by commitment to
shareholder value
Long-term investment
thesis centered on:
Deep product set
Best-in-class,
enterprise-wide
sales management
Disciplined,
strategic, accretive
Targeted EPS
growth
Strong dividend

3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12

F.N.B. Corporation

Industry Leading Loan Growth

12
th
consecutive quarter of total loan growth
13
th
consecutive quarter of Pennsylvania commercial portfolio growth
(1) Reflects linked-quarter average organic loan growth results on an annualized basis; (2) Reflects growth excluding the Florida commercial portfolio
Three years of consecutive quarterly organic loan growth accomplished
Total Loans
(1)
PA Commercial Loans
(1)
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
7.00%
8.00%
9.00%
FNB Excl Non-Core Florida Portfolio FNB
4.30%
3.20%
10.00%
6.70%
5.20%
1.20%
3.40%
11.60%
9.20%
8.70%
6.80%
5.93%
7.21%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
Pennyslvania Commercial Portfolio

10 Market Position and Opportunity

Market Position and Opportunity

Attractive overall market position
FNB’s banking network spans 45 counties across Pennsylvania, Ohio and West Virginia.
FNB holds a strong #3 market share for all counties operation.
FNB benefits from a stable Pennsylvania economy that has outperformed much of the nation through the recent economic cycle.
Pennsylvania’s unemployment rate has been below the U.S. rate for 51 consecutive months and at or below the U.S. rate for 69 consecutive months.
(1)
Strong Pittsburgh MSA market position
#3 market share for the Pittsburgh MSA, the nation’s 22nd largest based on population and
16
th
largest based on deposits.
A growth strategy was successfully executed in this market with positive results reflecting team additions and organic and acquisition-related growth.
The Pittsburgh market offers significant business banking opportunities due to a concentration of middle market prospects that exceeds the national and Pennsylvania average.
A strong presence and the quality team of FNB bankers assembled in the market along with favorable competitive and economic indicators present unique growth opportunities.
Marcellus and Utica Shale Exposure
FNB is attractively positioned to benefit from positive regional economic lift associated with the Marcellus and Utica Shale.
(1) Pennsylvania’s July 2012 seasonally adjusted rate=7.9% compared to the U.S. rate of 8.3%.

Attractive Overall Market Position

Source:  SNL Financial, deposit data as of June 30, 2011, pro-forma as of September 11, 2012, excludes custodian bank
FNB holds the #3 overall retail market position for all counties of operation – with significant opportunities present for continued market share gains
FNB Counties of Operation
Rank Institution
Branch
Count
Total Market Deposits
($ 000)
Total Market Share
(%)
1 PNC Financial Services Group 341 48,750,897 30.7%
2 Royal Bank of Scotland Group, PLC 223 10,272,385 6.5%
3 F.N.B. Corporation 266 8,901,081 5.6%
4 M&T Bank Corp. 130 6,364,401 4.0%
5 Huntington Bancshares, Inc. 129 5,838,885 3.7%
6 Wells Fargo & Co. 64 4,830,011 3.0%
7 Banco Santander SA 75 4,770,823 3.0%
8 First Commonwealth Financial Corp. 101 4,010,036 2.5%
9 Dollar Bank Federal Savings Bank 40 3,415,130 2.1%
10 Susquehanna Bancshares 81 3,368,690 2.1%
Total (1-160) 2,813 159,009,116 100.00%

Source: SNL Financial and Company data.
Strong Pittsburgh Market Position

Successful execution of an organic and acquisition growth strategy in the Pittsburgh market
2004 2008 2009
2011
2003 2002 2005 2006 2007 2010
Iron &
Glass
Bancorp
Deposits:
$0.2 bn
Parkvale
Financial
Deposits:
$1.5 bn
Slippery
Rock
Deposits:
$0.2 bn
NSD
Bancorp
Deposits:
$0.4 bn
Invest in
Downtown Pittsburgh
Regional Headquarters
Relocate Wealth
Management and Insurance
to Downtown Pittsburgh
Lift-out of
Asset-Based
Lending
Group from
RBS Citizens
Bank
Acquisitions:
Other
Actions:
Lift-out of
Commercial
Banking Team
from
National City
12/31/2001:
Market Rank #34
Loans: $93 mm
Employees (FTE): 40
6/30/2012:
Market Rank #3
Loans: $2.6 bn
Employees (FTE): 621
2012
Promistar
Financial
(Market
Entry)
Deposits:
$0.6 bn

# 3 Deposit Market Share in a Top 25 U.S. MSA = Opportunity

Source:  MSA population per U.S. Census Bureau 2010 data; Deposit market share per SNL Financial as of June 30, 2011, pro-forma as of September 11, 2012
(1) Excludes custodian bank
Population
Rank MSA (000's) #1 #2 #3
1
New York
(1) 18,897        JPM BofA Citi
2 Los Angeles 12,829        BofA Wells Fargo Mitsubishi UFJ
3 Chicago 9,461          JPM BMO BofA
4 Dallas 6,372          BofA JPM Wells Fargo
5 Philadelphia 5,965          TD Wells Fargo PNC
6 Houston 5,947          JPM Wells Fargo BofA
7 Washington 5,582          Capital One Wells Fargo BofA
8 Miami 5,565          Wells Fargo BofA Citi
9 Atlanta 5,269          SunTrust Wells Fargo BofA
10 Boston 4,552          BofA RBS Banco Santander
11 San Francisco 4,335          BofA Wells Fargo Citi
12 Detroit 4,296          JPM Comerica BofA
13 Riverside 4,225          BofA Wells Fargo JPM
14 Phoenix 4,193          Wells Fargo JPM BofA
15 Seattle 3,440          BofA Wells Fargo U.S. Bancorp
16 Minneapolis 3,280          Wells Fargo U.S. Bancorp TCF
17 San Diego 3,095          Wells Fargo BofA Mitsubishi UFJ
18
St. Louis
(1) 2,813          U.S. Bancorp BofA Commerce
19 Tampa 2,783          BofA Wells Fargo SunTrust
20 Baltimore 2,710          BofA M&T PNC
21 Denver 2,543          Wells Fargo FirstBank JPM
22
Pittsburgh
(1)
2,356          PNC RBS
23 Portland 2,226          BofA U.S. Bancorp Wells Fargo
24 Sacramento 2,149          Wells Fargo BofA U.S. Bancorp
25 San Antonio 2,143          Cullen/Frost BofA Wells Fargo
Top 3 Banks in MSA by Deposit Market Share
FNB is uniquely
positioned  as
one of only very
few community
banks to hold a
Top 3 deposit
market rank in
one of the
nation’s 25
largest
metropolitan
statistical areas.
F.N.B. Corporation

Pittsburgh Market Opportunity

Pittsburgh, PA
FNB Presence FNB Presence
Pittsburgh MSA Market
Deposits
(1)
$3.4 billion
% of FNB Total Deposits
(1)
38%
Deposit Market Share
(1) (2)
4.2%
Deposit Market Rank
(1) (2)
3
Commercial Middle Market Share
(3)
12%
Market
Deposits
(2)
$81.1 billion
Population
(2)
2.4 million
Households
(2)
1.0 million
Projected 5-Yr Population Growth
(2)
-0.84%
Projected 5-Yr Household Income Growth
(2)
22.6%
Number of Firms with <500 Employees
(4)
45,000
Number of Firms with >500 Employees
(4)
1,800
4-Year Job Growth (7/2008 – 7/2012)
(5)
1.40%
(1) Pro-forma as of June 30, 2011; (2) Data per SNL; (3) Per 2010 Greenwich Associates Market Tracking Program, % of respondents with revenue between $15 and $500 million that reported a relationship with FNB; (4) Firms and Employment by MSA, U.S. Census Bureau; (5) PittsburghToday.org
– Significantly increased FNB presence
– #3 market rank following the Parkvale
acquisition
– Regional headquarters accommodating
all lines of business
– Deposits increased 126% since 2005
– Branches increased 59% since 2005
– Stable market that has outperformed
much of the nation during the recession
– Four-year job growth (July 2008-July
2012) comparatively stronger than other
regions
– Number of businesses located in the
MSA significantly exceeds the national
and Pennsylvania MSA average,
presenting opportunity for additional
market share gains

50,000
40,000
30,000
20,000
10,000
Number of Firms
<20 Employees Small Businesses
<500 Employees Businesses

Pittsburgh
Boston
Denver
Baltimore
Richmond
Minneapolis
Indianapolis
Charlotte
Benchmark avg
Cincinnati
Kansas City
Philadelphia
Detroit
St. Louis
Milwaukee
Cleveland
-6.0
-4.0
-2.0
0.0
2.0

Boston
Minneapolis
Richmond
Cincinnati
Cleveland
Kansas City
Pittsburgh
Baltimore
Benchmark avg
Indianapolis
Milwaukee
St. Louis
Denver
Philadelphia
Charlotte
Detroit
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
11.0%

Pittsburgh
Indianapolis
Denver
Cincinnati
Charlotte
St. Louis
Kansas City
Philadelphia
Milwaukee
Boston
Benchmark avg
Cleveland
Richmond
US average
Baltimore
Minneapolis
Detroit
-40%
-30%
-20%
-10%
0%
10%

F.N.B. Corporation

Pittsburgh Market Opportunity

(1) Pittsburgh MSA Commercial Market Opportunity, Number of Firms and Employment by MSA sourced from U.S. Census Bureau; (2) Economic Indicators sourced from PittsburghToday.org database
Pittsburgh MSA Commercial Market Opportunity
(1)
and Economic Indicators
(2)
0
500
1,000
1,500
2,000
500+ Employees Middle Market and
Corporate
Pittsburgh MSA
Pennsylvania MSA
Average
National MSA Average
4-Year % Change in Jobs
July 2008 – July 2012
5-Year Housing Appreciation
1   Quarter 2012
st
July 2012 Unemployment

Ohio Utica Shale Well Locations[2]
Utica Shale Well Locations
Number of Wells
Wells
0
1-5
6-10
11-15
16-20
21-25
26+

Marcellus Shale Drilling Permits [1]
MCOR
Permit Year

FNB Banking Locations
Pennsylvania
Ohio

FNB Corporation

Marcellus and Utica Shale

(1) Sources: www.marcellus.psu.edu, retrieved May 31, 2012; (2) www.dnr.state.oh.us, retrieved May 31, 2012; (3) Sterne Agee June 7, 2010 and FBR
Capital Markets, March 2, 2011.
FNB is well-positioned in the Marcellus Shale and Utica
Shale regions with a Pennsylvania footprint that closely
aligns with the Marcellus Shale concentration and
exposure to the Utica Shale region in Ohio.
FNB has been noted by analysts as being one of the
best geographically positioned banks to benefit from
the Marcellus Shale.
(3)
This presents opportunity for FNB given the expected
positive economic lift across much of FNB’s footprint.

Marcellus and Utica Shale Economic Effect

Opportunity for FNB relates to potential indirect and induced economic benefits across footprint
Direct Effect:
Oil and Gas
Directly associated with the extraction, processing and
delivery of the gas
Drilling, extraction and support activities
Indirect Effect:
Supply Chain
Provides goods and services to the energy industry
e.g.: Iron and steel, transportation, commodity traders,
heavy equipment, surveyors, utilities, rig parts,
attorneys, real estate, machinery manufacturers, etc.
Induced Benefit:
Consumption
Resulting benefit to industries and individuals from positive direct and indirect effects
e.g.: Higher education, travel, housing, food and drink,
entertainment, utilities, etc.
FNB
Strategic Focus:
Supply Chain and
Consumption

19 Strong Operating Results

2Q12 Highlights
2Q12 operating results – Positive trends in profitability metrics
Financial results driven by continued positive trends in key drivers
Net income of $29.1 million and diluted earnings per share of $0.21
Net interest margin of 3.80%
Strong total loan growth - 12 consecutive quarter of organic growth for total loans
Strong commercial loan growth – 13 consecutive quarter organic growth for PA commercial portfolio
Strong transaction deposit and customer repurchase growth
Good asset quality results reflecting consistent stability in core portfolios
Solid non-interest income results
Lower operating expenses reflecting continuing expense control and success executing Parkvale Financial acquisition and related cost savings realization
Branch optimization/efficiency enhancement plan
Continued positive progress executing e-delivery strategy

th
th

2Q12 Operating Highlights

2Q12 1Q12 2Q11
Consistent
Earnings
Growth
Operating net income $29,336 $26,524 $22,467
Operating earnings per diluted share $0.21 $0.19 $0.18
Solid
Performance
Operating ROTE 19.14% 17.78% 16.85%
Operating ROTA 1.13% 1.04% 1.02%
Net interest margin 3.80% 3.74% 3.78%
Efficiency ratio 57.74% 60.42% 62.31%
Strong Organic
Growth
(1)
Total loan growth
(2)
4.4% 2.6% 5.1%
Commercial loan growth
(2)
7.2% 5.9% 9.2%
Consumer loan growth 8.3% 1.3% 9.3%
Transaction deposits and customer repo growth
(3)
14.3% 8.9% 10.8%
Operating net income, EPS, ROTE and ROTA excludes merger and severance costs, refer to Non-GAAP Reconciliation included in Appendix
(1)Average, annualized linked quarter organic growth results; (2)Excludes the Florida commercial portfolio; (3)Excludes time deposits

Net Interest Margin

Net Interest Margin Trend
3.80%
3.74%
3.79% 3.79%
3.78%
3.81%
3.77%
3.78%
3.81%
3.00%
3.20%
3.40%
3.60%
3.80%
4.00%
2Q12 1Q12 4Q11 3Q11 2Q11 1Q11 4Q10 3Q10 2Q10
Parkvale
Acquisition
1/1/2012
Stable net interest margin reflects effective interest rate risk management
Managing to a neutral interest rate risk position is a key operating strategy.
Consistent loan and transaction deposit growth contributes to stability in the net interest margin.
2Q12 margin includes the benefit of $2.5 million in net accretable yield on acquired loans.
Total variable and adjustable-rate loans total 59.2% of total loans at June 30, 2012, relatively stable following the Parkvale acquisition, compared to 59.6% of total loans at December 31, 2011.
Low investment portfolio duration of 2.7 at June 30, 2012

Asset Quality Results
(1)

$ in thousands 2Q12 1Q12 2Q11 2Q12 Highlights
NPL’s+OREO/Total loans+OREO 1.93% 2.22% 2.57%
Overall asset quality results reflect the
continued solid performance of the
Pennsylvania and Regency portfolios
and significant reductions in the Florida
portfolio
Continued positive trends seen in
delinquency and non-performing loans
plus OREO levels
NCO’s remain at good levels
Florida exposure declined $49.9 million,
or 33%, primarily as a result of principal
payoffs on performing and non-
performing credits
Total delinquency 1.78% 2.03% 2.34%
Provision for loan losses
(2)
$7,027 $6,572 $8,551
Net charge-offs (NCO’s)
(2)
$7,473 $5,141 $6,939
NCO’s/Total average loans
(2)
0.38% 0.27% 0.42%
NCO’s/Total average originated loans 0.45% 0.32% 0.45%
Allowance for loan losses/
Total loans 1.49% 1.55% 1.73%
Allowance for loan losses/
Total non-performing loans 104.89% 92.95% 85.84%
(1) Metrics shown are originated portfolio metrics unless noted as a total portfolio metric. “Originated portfolio” or “Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the
Corporation’s estimate of fair value.  (2) Total portfolio metric

Positive Asset Quality Trends

NCO’s to Average Originated Loans
(1)
NPL’s+OREO to Originated Loans+OREO
(1)
0.44%
0.39%
0.36%
0.33%
0.23%
0.77%
0.62%
0.38%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
2010 2011 2Q12 YTD
FNB excluding Florida Florida Peer Group Median
2.74%
2.15%
1.93%
1.56%
1.29%
1.32%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
2010 2011 2Q12
FNB FNB Excluding Florida Portfolio Peer Group Median
(2)
Peer data per SNL Financial, refer to Appendix for peer listing; (1) Based on balances at year-end and quarter-end for each period presented. “Originated
Loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value.  (2) Slight increase in NPL+OREO to Originated Loans+OREO for the excluding Florida metric reflects the addition of $6.1 million in OREO from the Parkvale acquisition completed January 1, 2012.

Diversified Loan Portfolio

Note: Balance, CAGR and % of Portfolio based on period-end balances
6/30/12 CAGR % of Portfolio
($ in millions)
Balance
12/08-
6/12
12/31/08 6/30/12
C&I $1,493 13.9% 16% 19%
CRE:  Non-Owner Occupied 1,319 10.4% 16% 17%
CRE:  Owner Occupied 1,214 5.7% 17% 15%
Commercial Leases 125 421.6% 1% 2%
Total Commercial $4,151 10.6% 50% 53%
Consumer Home Equity 1,616 8.2% 21% 21%
Residential Mortgage 1,110 20.6% 10% 14%
Indirect 563 2.9% 9% 7%
Other 173 3.0% 3% 2%
Regency 163 0.9% 3% 2%
Florida 85 -29.9% 5% 1%
Total Loan Portfolio $7,861 9.0% 100% 100%
Well diversified portfolio
Strong growth results driven by commercial loan growth
$7.9 Billion Loan Portfolio
June 30, 2012
Commercial &
Industrial 19%
Consumer
Home Equity
21%
Residential
Mortgage  14%
Indirect  7%
Other  2%
Regency  2%
Florida  1%
Commercial
Leases 2%
CRE: Owner
Occupied  15%
CRE: Non -
Owner
Occupied  17%

Deposits and Customer Repurchase Agreements

Note: Balance, CAGR and % of Portfolio based on period-end balances; (1) Transaction deposits include savings, NOW, MMDA and non-interest bearing deposits; (2) December 31, 2008 through June 30, 2012
6/30/12 CAGR Mix %
($ in millions)
Balance
12/08-
6/12 12/31/08 6/30/12
Savings, NOW, MMDA $4,485 14.2% 44% 46%
Time Deposits 2,685 4.3% 36% 28%
Non-Interest Bearing 1,614 17.5% 14% 17%
Customer Repos 970 27.4% 6% 10%
Total Deposits and
Customer Repo Agreements $9,754 12.4% 100% 100%
Transaction Deposits
(1)
and
Customer Repo Agreements $7,069 16.4% 64% 72%
Loans to Deposits and Customer Repo Agreements Ratio =
81% at June 30, 2012
Focus on new client acquisition and growing lower cost relationship-based deposits
– 16.4% average growth for transaction deposits and customer repo agreements
(2)
– Improved funding mix
$9.8 Billion Deposits and
Customer Repo Agreements
June 30, 2012
Non-Interest
Bearing 17%
Savings, NOW,
MMDA 46%
Customer
Repos 10%
Time Deposits
28%

AAA, 89.4%
AA, 7.4%
A, 1.2%
BBB, BB, B
CCC, CC, C
Non-Rated
2%

% Ratings
($ in millions (1) ) Portfolio Investment %
Agency MBS $1,245 54% AAA 100%
Highly Rated $2.3 Billion Investment Portfolio
June 30, 2012
CMO Agency 420 18% AAA  100%
Agency Senior Notes 359 16% AAA 100%
Municipals 183 8%
AAA
AA
A
2%
90%
8%
Short-Term 25 1%
AAA 100%
Trust Preferred (2) 29 1%
BBB
BB
B
CCC
C
8%
30%
6%
7%
49%
CMO Private Label 21 1%
AAA
AA
A
BBB
BB
CCC     23%
19%
23%
14%
7%
14%
Corporate 17 1%
AA
A
BBB
12%
61%
27%
Bank Stocks 2 - Non-Rated
Total Investment Portfolio $2,301
100%
Investment Portfolio

(1) Amounts reflect GAAP; (2) Original cost of $108 million, adjusted cost of $45 million, fair value of $29 million
– Highly rated with an average rating of AA and
99.4% of the portfolio rated A or better
– General obligation bonds = 99.5% of portfolio
– 77.7% from municipalities located throughout
Pennsylvania
98% of total portfolio rated AA or better
Relatively low duration of 2.7
Municipal bond portfolio

Well Capitalized

Consistent capital management strategy focused on the efficient use of capital
12.0%
10.5%
8.1%
5.8%
12.0%
10.5%
8.1%
6.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Total Risk-Based Tier One Leverage Tangible Common Equity
March 31, 2012 June 30, 2012
Regulatory “Well-Capitalized”
Dividend Payout Ratio 2Q12 YTD 2011 2010
FNB 66.6% 69.7% 74.0%
Regional Peer Group Median 36.1% 31.1% 40.0%

29 Reposition and Reinvest

E-Delivery Strategy Update

Using leading edge technology to enhance client value, leading to further client acquisition, supporting client retention and generating related revenue opportunities
Delivery
Method Status Description
Online
Bill Pay
Completed :
October 2011
Online bill pay, person-to-person payments, eBills, and the ability to transfer funds between financial institutions.
Mobile
Banking
Completed :
June 2012
Mobile banking services via text banking, mobile browser, and downloadable app for smart phones.
17% of online banking customers enrolled since introduction in early June,
2012.
Phase 2:
Online
Banking/
Mobile
Banking
Scheduled:
4Q12
Online Phase 2: Personalized marketing campaigns and Money Management tool.  90% of the most commonly used features will be available on the home page.
Mobile Phase 2: Remote Deposit Capture and mobile banking alerts among advanced features.

Optimizing Delivery Channel

Summary
Expected # of locations consolidated 20
Expected # of locations with drive-up services only 3
Banking locations post-consolidation 246
Target date 4Q12
Projected cost savings, pre-tax $4.0 million
Projected one-time costs, pre-tax $2.5 million
As part of ongoing delivery channel optimization, FNB announces plans to consolidate 20 locations and reduce services at 3 locations
Consolidation expected to take place mid-4Q12
This action provides the opportunity to:
Enhance operating efficiency and profitability
Focus resources in attractive markets
Leverage investment in upgraded e-delivery channels

32 Acquisition Strategy

Strategy
Focus on strategically important markets with growth potential.
Acquisition-related expansion has historically been focused on enhancing presence in the Pittsburgh market and eastern and central Pennsylvania.
Consideration given to additional attractive markets contiguous to existing footprint with concentrated commercial and industrial business prospect opportunities.
Acquisition Criteria/Evaluation
Proficient due diligence and integration team in place
Disciplined approach to identifying and selecting targets
Targeted financial hurdles taken into consideration
Accretive to operating earnings per share the first full year following close.
Recoup diminution of capital within a relatively short time-period (target 12-18 months).
Superior post-acquisition execution
Acquisition Strategy

New York
Erie
Cleveland
Pennsylvania
Scranton
Hermitage
State College
Ohio
Pittsburgh
Harrisburg
Philadelphia
West Virginia
Maryland

F.N.B. Corporation

Acquisition-Related Expansion

FNB is a proven merger integrator with nine bank acquisitions, totaling $7.9 billion in assets, completed since 2002
Pre-2002 Presence Additional Acquisition-Related Expansion Pittsburgh MSA Acquisition Expansion
Current FNB Banking Location

35 Investment Thesis

Long-Term Investment Thesis

FNB’s long-term investment thesis reflects a commitment to efficient capital management and creating value for our shareholders
Long -Term Investment Thesis:
Targeted EPS Growth 5- 6%
Expected Dividend Yield
(Targeted Payout Ratio 60-70%)
4- 6%
Total Shareholder Return 9 -12%

Relative Valuation Multiples

FNB
Regional Peer
Group Median
National Peer
Group Median
(1)
Price/Earnings Ratio
(2)
FY13 Consensus EPS (FNB=$0.88) 12.8x 13.3x 13.3x
Price/Tangible Book Value
(2)
2.4x 1.5x 1.5x
Price/Book Value
(2)
1.2x 1.2x 1.2x
Dividend Yield
(2)
4.3% 2.7% 2.2%
FNB has a modest P/E valuation relative to peers given its higher-quality earnings stream, stronger dividend yield and future growth potential
Data per SNL Financial: Price/Earnings Ratio based on analyst consensus estimates for FNB and peers; (1) National peer group consists of banks with assets between $5 and $25 billion; (2) As of September 10, 2012 closing prices (FNB=$11.30)

Quality Earnings Stream

(1) 2011 per actual results adjusted for merger costs; 2012 and 2013 based on consensus FY2012 and FY2013 estimates as of September 11, 2012 (data per
Quality earnings stream demonstrated by positively trending pre-tax, pre-provision earnings
SNL Financial) with 2012 adjusted for actual merger and severance costs for the first half of 2012.
5.2%
CAGR
$1.00
$1.05
$1.10
$1.15
$1.20
$1.25
$1.30
$1.35
$1.40
$1.45
$1.50
2011 2012 2013
Pre tax, Pre provision EPS
(1)

100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
89.4%
41.1%
35.0%
45.7%
FNB
Regional Peers
National Peers
S&P 500

Total Shareholder Return and Dividend Yield

Current Dividend Yield
(1)
Last Twelve Months Dividend Payout Ratio
Data per SNL Financial; Regional peer group listing included in Supplemental Information; National peer group consists of banks with assets between $5 and
$25 billion; (1) As of September 10, 2012
3-Year Total Shareholder Return
(1)
1-Year Total Shareholder Return
(1)
65%
32%
35%
0%
10%
20%
30%
40%
50%
60%
70%
FNB Regional Peers National Peers
4.25%
2.71%
2.22%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
FNB Regional Peers National Peers
42.3%
33.9%
38.0%
26.6%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
45.0%
FNB Regional Peers National Peers S&P 500

FNB Among Top Performing Banks

Assets          ($
billions) ROTCE (%)
Efficiency
Ratio (%)
Net Charge
Offs (%)
Net
Interest
Margin Price/TBV (x)
Price/ 2013E
EPS (x)
Dividend
Yield (%)
Total Return
3 Yr (%)
Total Return
1 Yr (%)
Peer Median Results
Regional Peer Group $9.5 11.68 58.0           0.54 3.77 1.50 13.3 2.71 41.12 33.91
Top 100 Banks/Thrifts Based on Asset Size $13.3 10.97 61.5           0.51 3.61 1.43 12.8 2.27 30.99 36.65
Top 100 Trading at > 2.0x Tangible Book $13.2 17.18 53.8           0.26 3.61 2.21 13.3 2.46 35.10 31.57
F.N.B. Corporation $11.8 18.47 59.1           0.33 3.77 2.40 12.8 4.25 89.43 42.28
Relative Valuation/Total Return Year-to-Date Performance
Notes: Data per SNL Financial and FNB. Year-to-date performance represents the first six months of 2012.  Relative valuation metrics and total return as of
September 10, 2012.  FNB ROTCE represents operating ROTCE (adjusted for merger and severance costs).

2013E Projected ROATE (2)
F.N.B. Corporation

F.N.B. Corporation

Relative Valuation Analysis
FNB Currently trades
at a discount to its
peers based on its
projected ROATE of
18.2% (2)
Where a bank trades relative to tangible book value is highly correlated with its projected return on tangible capital
Source: SNL Financial as of 09/10/12; Note: Data set above includes FNB’s regional peer group; (1)R-squared represents the percentage of the variation in price to tangible book value (P/TBV) that can be explained by variation in 2013E projected return on average tangible equity (ROATE); (2)Based on consensus mean estimates for FY2013.

6%
8%
10%
12%
14%
16%
18%
20%
0.50x 0.75x 1.00x 1.25x 1.50x 1.75x 2.00x 2.25x 2.50x 2.75x 3.00x
Price/Tangible Book Value
R-squared = 83% (1)

42 Supplemental Information

43 Supplemental Information Index Regency Finance Company Profile Regional Peer Group Listing Board of Directors GAAP to Non-GAAP Reconciliation

Conservatively run consumer finance business with over 80 years of consumer lending experience
Good credit quality: Year-to-date net charge-offs to average loans of 3.57%
Strong returns: First six months of 2012: ROA 3.11%, ROE 32.82%, ROTE 36.99%
Regency Finance Company Profile
(1)
Return on average tangible common equity (ROTCE) is calculated by dividing net income less amortization of intangibles by average common equity less average intangibles.

69 Locations
Spanning Four
States
Regency Finance Company
$163 Million Loan Portfolio
87% of Real Estate Loans are First Mortgages
Direct Real Estate Sales Finance
(1)
Return on average tangible common equity (ROTCE) is calculated by dividing net income less amortization of intangibles by average common equity less average intangibles.

Regional Peer Group Listing

ASBC Associated Bancorp NPBC National Penn Bancshares, Inc.
CBSH Commerce Bancshares, Inc. ONB Old National Bancorp
CBU Community Bank Systems, Inc. PRK Park National Corp
CHFC Chemical Financial Corp. PVTB Private Bancorp, Inc.
CRBC Citizens Republic Bancorp, Inc. SBNY Signature Bank
CSE CapitalSource, Inc. SUSQ Susquehanna Bancshares, Inc.
FCF First Commonwealth Financial TCB TCF Financial Corp.
FFBC First Financial Bancorp, Inc. UBSI United Bankshares, Inc.
FMBI First Midwest Bancorp, Inc. UMBF UMB Financial Corp.
FMER First Merit Corp. VLY Valley National Bancorp
FULT Fulton Financial WSBC WesBanco, Inc.
MBFI MB Financial, Inc. WTFC Wintrust Financial Corp.
NBTB NBT Bancorp, Inc.

Board of Directors

Name Age
Director
Since Biography
Stephen J. Gurgovits 69 1981 Chairman of the Board effective January 2012; former Chief Executive Officer of F.N.B. Corporation
Vincent J. Delie, Jr. 47 2012 President and Chief Executive Officer effective January 2012
William B. Campbell 74 1975 Former Chairman of the Board; More than 30 years executive experience in the manufacturing, steel, commercial development and construction industries.
Philip E. Gingerich 75 2008 Director of Omega Financial Corporation from 1994 to 2008; retired real estate appraiser, broker and consultant.
Robert R. Goldstein 72 2003 Over 46 years experience in the financial services industry; principal of CapGen Financial Advisors
LLC since 2007; Former Chairman of Bay View Capital Corporation.
Dawne S. Hickton 54 2006 Vice Chairman, president and chief executive officer of RTI International Metals, Inc. based in
Pittsburgh, Pennsylvania.
David J. Malone 58 2005 President and Chief Executive Officer of Gateway Financial Group, Inc., a financial services firm located in Pittsburgh, Pennsylvania.
D. Stephen Martz 70 2008 Over 45 years experience in the banking and financial services industry; former director, president and chief operating officer of Omega Financial Corporation.
Robert J. McCarthy 69 2012 Previously President and CEO of Parkvale Bank and Parkvale Financial Corporation and Vice
Chairman of Parkvale Financial Corporation’s Board of Directors.
Harry F. Radcliffe 61 2002 Investment manager with extensive prior experience in the financial services industry.
Arthur J. Rooney, II 59 2006 President of Pittsburgh Steelers Sports, Inc.; of counsel with Buchanan, Ingersoll & Rooney, P.C.
John W. Rose 63 2003 Has served on the boards of 25 separate banks or bank holding companies; currently principal of
CapGen Financial Advisors LLC.
Stanton R. Sheetz 57 2008 Co-owner and Chief Executive Officer of Sheetz, Inc.; director of Omega Financial Corporation from
1994 to 2008.
William J. Strimbu 51 1995 President of Nick Strimbu, Inc. since 1994, a trucking company with common carrier authority.
Earl K. Wahl 71 2002 Over 36 years executive experience, owning and operating various businesses involving mining, drilling, industrial contracting, restaurant, municipal and environmental services, including prior ownership of J.E.D. Corporation, an environmental consulting firm.

GAAP to Non-GAAP Reconciliation

June 30, 2012 March 31, 2012 June 30, 2011 2012 2011
Operating net income
Net income $29,130 $21,582 $22,362 $50,712 $39,537
Merger and severance costs, net of tax 206                      4,943                  105                      5,149                  2,800
Operating net income $29,336 $26,524 $22,467 $55,861 $42,337
Operating diluted earnings per share
Diluted earnings per share $0.21 $0.15 $0.18 $0.36 $0.32
Effect of merger and severance costs, net of tax 0.00                     0.04                     0.00                     0.04                     0.02
Operating diluted earnings per share $0.21 $0.19 $0.18 $0.40 $0.34
Operating return on average tangible equity
Operating net income (annualized) $117,991 $106,681 $90,115 $112,336 $85,375
Amortization of intangibles, net of tax (annualized) 6,192                  5,964                  4,707                  6,078                  4,720
$124,182 $112,645 $94,822 $118,414 $90,096
Average shareholders' equity $1,367,333 $1,352,569 $1,166,305 $1,359,951 $1,148,065
Less: Average intangible assets 718,507              719,195              603,552              718,851              599,516
Average tangible equity $648,826 $633,375 $562,753 $641,100 $548,549
Operating return on average tangible equity 19.14% 17.78% 16.85% 18.47% 16.42%
Operating return on average tangible assets
Operating net income (annualized) $117,991 $106,681 $90,115 $112,336 $85,375
Amortization of intangibles, net of tax (annualized) 6,192                  5,964                  4,707                  6,078                  4,720
$124,182 $112,645 $94,822 $118,414 $90,096
Average total assets $11,734,221 $11,563,665 $9,866,025 $11,648,943 $9,780,993
Less: Average intangible assets 718,507              719,195              603,552              718,851              599,516
Average tangible assets 11,015,714 $       10,844,470 $       9,262,473 $         10,930,092 $       9,181,476 $
Operating return on average tangible assets 1.13% 1.04% 1.02% 1.08% 0.98%
June 30 Year-to-Date For the Quarter Ended

GAAP to Non-GAAP Reconciliation

2011 2010
Operating net income
Net income $87,047 $74,652
Merger and severance costs, net of tax 3,238                   402
One-time pension credit (6,853)
Operating net income $90,285 $68,201
Operating return on average tangible equity
Operating net income $90,285 $68,201
Amortization of intangibles, net of tax 4,698                  4,364
$94,983 $72,565
Average shareholders' equity $1,181,941 $1,057,732
Less: Average intangible assets 599,851              564,448
Average tangible equity $582,090 $493,284
Operating return on average tangible equity 16.32% 14.71%
Operating return on average tangible assets
Operating net income (annualized) $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 4,698                  4,364
$94,983 $72,565
Average total assets $9,871,164 $8,906,734
Less: Average intangible assets 599,851              564,448
Average tangible assets 9,271,313 $         8,342,286 $
Operating return on average tangible assets 1.02% 0.87%